Exhibit 10.01

AMENDMENT NO. 1 TO THE
OGE ENERGY CORP.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(As Amended and Restated Effective as of November 5, 2019)

OGE Energy Corp., an Oklahoma corporation (the “Company”), in accordance with the authority reserved to the Company under Section 6.3 of the OGE Energy Corp. Supplemental Executive Retirement Plan (As Amended and Restated Effective as of November 5, 2019) (the “Plan”), hereby amends the Plan, effective as of August 3, 2021 in the following respect:

1.By amending Section 2.1(b), Section 2.2(a) and Section 3.1 of the Plan by deleting the reference to “1.32%” in each place it appears in such sections and substituting a reference to “2.90%” therefor.

2.Except as provided herein, the Plan remains in full force and effect.

IN WITNESS WHEREOF, OGE Energy Corp. has caused this instrument to be executed in its name by its duly authorized officer as of the 3rd day of August, 2021.

OGE ENERGY CORP.

By: /s/ William H. Sultemeier
William H. Sultemeier
General Counsel and Chief Compliance Officer